UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Gulfstream International Group, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULFSTREAM INTERNATIONAL GROUP, INC.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

May 9, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Gulfstream International Group, Inc. to be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on Monday, June 9, 2008, at 11:00 a.m. Eastern Time.

At the meeting you will be asked to elect six directors for one-year terms expiring at the conclusion of the Company’s 2009 annual meeting and to transact such other business as may properly come before the meeting.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the Annual Meeting. Regardless of whether you expect to attend the Annual Meeting, you may vote by completing, signing, dating and mailing the proxy card.

Thank you for your continued support of Gulfstream International Group, Inc.

Sincerely,

David F. Hackett
Chief Executive Officer and President

GULFSTREAM INTERNATIONAL GROUP, INC.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

——————————————

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 9, 2008

——————————————

The 2008 Annual Meeting of Stockholders of GULFSTREAM INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”), will be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on Monday, June 9, 2008, at 11:00 a.m. Eastern Time (the “meeting”) to elect six directors for one-year terms expiring at the conclusion of the Company’s annual meeting in 2009.

At the meeting, stockholders will also transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on May 5, 2008 are entitled to notice of and to vote in person or by proxy at the meeting. At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Secretary of the Company at 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida. As a stockholder of record, you are cordially invited to attend the meeting in person. Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. Returning the enclosed proxy will not affect your right to vote in person if you attend the meeting.

The enclosed proxy solicitation material is being mailed to stockholders on or about May 9, 2008 with a copy of the Company’s Annual Report, which includes financial statements for the year ended December 31, 2007 and the Company’s independent registered public accounting firm’s report thereon.

By Order of the Board of Directors

Robert M. Brown
Chief Financial Officer

Even though you may plan to attend the meeting in person, please execute the enclosed proxy card and mail it promptly. A return envelope (which requires no postage if mailed in the United States) is enclosed for your convenience. Should you attend the meeting in person, you may revoke your proxy and vote in person.

TABLE OF CONTENTS

Page

PROXY STATEMENT

1

ABOUT THE MEETING

1

VOTING SECURITIES

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

3

Section 16(a) Beneficial Ownership Reporting Compliance

4

PROPOSAL I.

5

ELECTION OF DIRECTORS

5

Information Relating to Directors, Nominees and Executive Officers

5

Board of Directors

7

Board Committees

7

Selection of Nominees for the Board of Directors

8

REPORT OF THE AUDIT COMMITTEE

10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

10

EXECUTIVE COMPENSATION

11

Summary Compensation Table

11

Agreements with Named Executive Officers

11

Employee Benefit Plans

14

Outstanding Equity Awards At Fiscal Year-End

15

Potential Payments Upon Termination Or Change-In-Control

15

DIRECTORS’ COMPENSATION

17

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

18

STOCKHOLDER PROPOSALS

20

CODE OF ETHICS

20

OTHER MATTERS

20

SOLICITATION OF PROXIES

20

GULFSTREAM INTERNATIONAL GROUP, INC.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

2008 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Gulfstream International Group, Inc., a Delaware corporation (the “Company”), to be voted at the 2008 Annual Meeting of Stockholders of the Company (the “annual meeting” or the “meeting”) and any adjournment or postponement of the meeting. The meeting will be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on Monday, June 9, 2008, at 11:00 a.m. Eastern Time, for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement. This proxy statement and the accompanying proxy will be first sent or given to stockholders on or about May 9, 2008.

ABOUT THE MEETING

Why Did I Receive This Proxy Statement?

Because you were a stockholder of the Company as of May 5, 2008 (the “Record Date”) and are entitled to vote at the annual meeting, the board of directors is soliciting your proxy to vote at the meeting.

This proxy statement summarizes the information you need to know to vote at the meeting. This proxy statement and form of proxy were first mailed to stockholders on or about May 9, 2008.

What Am I Voting On?

You are voting on the election of six directors for one-year terms expiring at the conclusion of the annual meeting in 2009 (see page 5)

How Do I Vote?

Stockholders of Record: If you are a stockholder of record, there are two ways to vote:

•

by completing and returning your proxy card; or

•

by written ballot at the meeting.

Street Name Holders: Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What Are the Voting Recommendations of the Board of Directors?

The board of directors recommends that you vote FOR each of the nominees as directors named in this proxy statement.

Unless you give contrary instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors.

Will Any Other Matters Be Voted On?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to Thomas A. McFall and David F. Hackett to vote on such matters in their discretion.

Who Is Entitled to Vote at the Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How Many Votes Do I Have?

You will have one vote for every share of Gulfstream International Group, Inc. common stock you owned on the Record Date.

How Many Votes Can Be Cast by All Stockholders?

2,959,600 consisting of one vote for each share of Gulfstream International Group, Inc. common stock outstanding on the Record Date. There is no cumulative voting.

How Many Votes Must Be Present to Hold the Meeting?

The holders of a majority of the aggregate voting power of Gulfstream International Group, Inc.’s common stock outstanding on the Record Date, or 1,479,800 votes, must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What Vote Is Required to Approve the Proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I Change My Vote?

Yes. Just send in a new proxy card with a later date or send a written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

How Can I Access Gulfstream International Group, Inc.’s Proxy Materials and Annual Report Electronically?

This proxy statement is available in the Investors section of the Company’s website, which can be accessed from the Company’s homepage at http://www.gulfstreamair.com by selecting “Investors” followed by “SEC Filings.”

Who Can Attend the Annual Meeting?

Any Gulfstream International Group, Inc. stockholder as of May 5, 2008 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) for each of the nominees for director named in this proxy statement; and (ii) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment of the meeting.

VOTING SECURITIES

On the Record Date there were 2,959,600 outstanding shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables set forth certain information known to us with respect to beneficial ownership of the Company’s Common Stock as of April 25, 2008, by:

•

each person known by us to own beneficially more than 5% of the Company’s outstanding Common Stock;

•

each of the Company’s directors;

•

each named executive officer; and

•

all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of April 25, 2008. It is therefore based on 2,959,600 shares of common stock outstanding as of April 25, 2008. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of April 25, 2008 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312.

Beneficial Owners of More Than Five Percent

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Five percent stockholders
Daniel H. Abramowitz (1)	287,000	9.6%
David F. Hackett (2)	170,324	5.6%
Eubel Brady & Suttman Asset Management, Inc. (3) 7777 Washington Village Drive Suite 210 Dayton, Ohio 45459	199,450	6.7%

———————

(1)

Includes 40,000 shares of common stock held by Hillson Private Partners II LP, 210,000 shares of common stock held by Hillson Partners Limited Partnership, 35,000 shares of common stock issuable under a warrant held by Hillson Partners Limited Partnership and 2,000 shares of common stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Abramowitz.

(2)

Includes 104,324 shares of common stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett.

(3)

Information is based upon Schedule 13G filed by Eubel Brady & Suttman Asset Management, Inc. on February 14, 2008 and reporting holdings as of December 31, 2007. As reported, Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgreive may, as a result of their ownership in and positions with Eubel Brady & Suttman Asset Management, Inc. and other affiliated entities, be deemed to be indirect beneficial owners of the 241,490 shares held by Eubel Brady & Suttman Asset Management, Inc. and one affiliated entity, EBS Partners, LP, representing 8.2% of outstanding shares.

Beneficial Ownership of Directors, Director Nominees and Executive Officers

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Directors and named executive officers
Thomas A. McFall	89,300	3.0%
David F. Hackett (1)	170,324	5.6%
Robert M. Brown (2)	12,000	*
Thomas P. Cooper(3)	17,000	*
Paul A. Stagias	—	—
Daniel H. Abramowitz (4)	287,000	9.6%
Gary P. Arnold	80,000	2.7%
Douglas E. Hailey(5)	68,700	2.3%
Barry S. Lutin	—	—
Richard R. Schreiber (6)	2,000	*
All directors and officers as a group (10 persons)	726,324	23.3%

———————

*

Indicates ownership of less than 1%.

(1)

Includes 104,324 shares of common stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett.

(2)

Consists of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Brown.

(3)

Includes 4,000 shares of common stock issuable upon exercise of stock options granted under the stock Incentive Plan held by Mr. Cooper.

(4)

Includes 40,000 shares of common stock held by Hillson Private Partners II LP, 210,000 shares of common stock held by Hillson Partners Limited Partnership, 35,000 shares of common stock issuable under a warrant held by Hillson Partners Limited Partnership and 2,000 shares of common stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Abramowitz.

(5)

Does not include 19,250 shares of common stock issuable under warrants held by Mr. Hailey which vest on December 17, 2008.

(6)

Consists of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Schreiber.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, the Company believes that all of its directors, executive officers and beneficial owners of greater than ten percent of the outstanding Common Stock complied with all such filing requirements during 2007.

Securities Authorized for Issuance Under Equity Compensation Plan

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders	210,324	$5.00	139,676

PROPOSAL I. ELECTION OF DIRECTORS

The Company’s board of directors presently has seven members with each member serving a one-year term.

Currently, all of the Company’s directors hold office until the end of the next annual meeting of stockholders or until their successors are duly elected and qualified.

The Nominating and Corporate Governance Committee of the board of directors has nominated six of the Company’s current directors, Thomas A. McFall, David F. Hackett, Gary P. Arnold, Douglas E. Hailey, Barry S. Lutin and Richard R. Schreiber, to be re-elected to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Daniel H. Abramowitz recently advised the Company that he had decided not to stand for re-election when his term expires at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES

Proxies cannot be voted for a greater number of persons than the number of nominees named below. Unless otherwise specified, all proxies will be voted in favor of the six nominees listed above for election as directors of the Company.

The board of directors has no reason to expect that any of the nominees will be unable to stand for election on the date of the meeting or for good cause will not serve. If a vacancy occurs among the original nominees prior to the meeting, the proxies will be voted for a substitute nominee named by the board of directors and for the remaining nominees. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote at the meeting.

The following information is furnished as of April 25, 2008, for each of the nominees for the board of directors:

Information Relating to Directors, Nominees and Executive Officers

Set forth below is the name, age, position and a brief account of the business experience of each of the Company’s executive officers and directors.

Name	Age	Position(s)
Thomas A. McFall	54	Chairman of the Board and Senior Executive Officer
David F. Hackett	46	Chief Executive Officer and President, Director
Daniel H. Abramowitz	43	Director
Gary P. Arnold	66	Director
Douglas E. Hailey	46	Director
Barry S. Lutin	63	Director
Richard R. Schreiber	52	Director
Robert M. Brown	60	Chief Financial Officer
Paul Stagias	42	President, Academy

Thomas A. McFall, 54, Chairman of the Board and Senior Executive Officer

Mr. McFall has served as Chairman of our board of directors and senior executive officer since March 2006. Mr. McFall currently serves as Chairman of Weatherly Group LLC, a company he founded in 1999. Mr. McFall has served as an executive and on the board of directors of numerous companies, including Weatherstar Aviation. Weatherstar was a New Jersey based aviation operator providing both regularly scheduled and on demand charter flights under an FAA Part 135 certificate. Mr. McFall was President and CEO of Weatherstar from its inception in 1987 until its sale in 1995. He is currently Chairman of Aladdin Food Management Services, Cattron Group International and Boston Ship Repair, Inc.

David F. Hackett, 46, Chief Executive Officer and President, Director

Mr. Hackett has been Chief Executive Officer and President of the Company since March 2006. Since June 2003, Mr. Hackett has served as President of Gulfstream. From January 2002 to June 2003, he was a financial and strategic consultant to Newgate Associates, LLC. Mr. Hackett has over 20 years experience in the airline industry, beginning with Continental in 1985, where he eventually served as Director, Financial Planning and Analysis.

Daniel H. Abramowitz, 43, Director

Mr. Abramowitz has been a director since March 2006. Mr. Abramowitz is the founder and has been the President of Hillson Financial Management, Inc., a Rockville, Maryland investment firm focused on small to midsized companies, since 1990. Previously, Mr. Abramowitz was the Portfolio Manager for a real estate developer and investor. Mr. Abramowitz has also served as a director of two publicly traded companies, DMI Furniture, Inc. and TransTechnology Corporation. Mr. Abramowitz graduated cum laude from the University of Massachusetts at Amherst with a bachelor’s degree in Economics.

Gary P. Arnold, 66, Director

Mr. Arnold has been a director since November 2007. He has significant international and domestic experience in the electronics industry in the areas of finance, strategic planning and operations, and has been involved in numerous capital market transactions. He spearheaded the turnaround at Tektronix Corp. where he was chief financial officer from 1990 to 1992, and later served as Chairman and CEO of Analogy, Inc., a provider of design automation software used in the automotive industry from 1993 to 2000. Since 2000, Mr. Arnold has been a private investor and currently serves on the boards of directors of National Semiconductor Corp. (NYSE: NSM) and Orchids Paper Products Company (AMEX: TIS). Mr. Arnold is a certified public accountant and holds a B.S. degree in Accounting from East Tennessee State University and a JD degree from the University of Tennessee School of Law.

Douglas E. Hailey, 46, Director

Mr. Hailey has been a director since March 2006. Mr. Hailey is a Managing Director of Taglich Brothers where he has been since 1994 and a principal of Weatherly Group, LLC since 1999. Mr. Hailey heads the investment banking division at Taglich Brothers, specializing in private placements and public offerings for small public companies. Mr. Hailey is a director of Orchids Paper Products Company (AMEX: TIS) and Williams Controls, Inc. (Nasdaq: WMCO). Mr. Hailey received a bachelor’s degree in Business Administration from Eastern New Mexico University and an MBA in Finance from the University of Texas.

Barry S. Lutin, 63, Director

Mr. Lutin has been a director since November 2007. He has been involved in the aviation industry for more than forty years, serving in various senior positions responsible for certification, operations and financial management for scheduled air operators. Since December 2006, Mr. Lutin has been a Managing Director of Helion Procopter Industries, a subsidiary of Anham Trading and Contracting, LLC of Dubai and, since April 2002, Mr. Lutin has been President and CEO of Capitol Rising, LLC. Between 1992 and 2002, Mr. Lutin served as a management consultant and as President and Chief Operating Officer of Shuttle America Corporation. From 1972 to 1992, Mr. Lutin served as Chairman and CEO of Corporate Air, Inc., an FAA part 135 scheduled cargo carrier. Currently, he serves as Chairman and director of Safe Passage International, a U.S.-based security training software development company. Mr. Lutin is a licensed air transport pilot with more than six thousand hours of flight experience.

Richard R. Schreiber, 52, Director

Mr. Schreiber has been a director since March 2006. Mr. Schreiber has been a Partner with Dimeling, Schreiber & Park, an investment firm in Philadelphia, since 1982. He has been on the board of directors of numerous private companies (including Piper Aircraft and McCall Pattern Company) and public companies (including Wiser Oil Company and Chief Consolidated Mining). Mr. Schreiber was previously a director of Business Express Airlines (a large Part 121 commuter airline), Aeris (a French airline) and Rocky Mountain Helicopters (a large Part 135 operation). Mr. Schreiber received a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania.

Robert M. Brown, 60, Chief Financial Officer

Robert M. Brown has been the chief financial officer of the Company since January 2007. From April 2005 to November 2006, Mr. Brown served as the Secretary, Treasurer and Chief Financial Officer of BabyUniverse, Inc., an online retailer in the United States of brand name baby, toddler, maternity and furniture products that is listed on the Nasdaq Capital Market. From November 2002 to April 2005, Mr. Brown was a private investor. Mr. Brown was the Chief Financial Officer of Uno Restaurant Corporation from 1987 to 1997, and served as its Executive Vice President-Development from 1997 to 2002. Uno Restaurant Corporation is the operator and franchisor of a nationwide chain of casual-dining restaurants and was publicly-traded on the New York Stock Exchange through 2001. Mr. Brown held several accounting positions prior to 1987 with each of SCA Services, Inc., The Stanley Works, Saab-Scania, Inc. and Price Waterhouse. Mr. Brown is a CPA certified in the State of Connecticut and earned a B.S. degree in Accounting at Fairfield University.

Paul A. Stagias, 42, President – The Academy

Mr. Stagias has been President of the Academy since April 2006. From 2004 to 2006, he was a flight instructor at Falcon Flight Sanford in Florida and a commercial pilot for Nelson Aerial Photography. From 1998 to 2003, he was a Senior Sales Specialist with Pfizer Corporation.

Board of Directors

Currently, the Company has authorized a seven-member board of directors. All of the directors hold office until the next annual meeting of stockholders or until their successors are duly qualified.

The Board of Directors held four meetings during the fiscal year which ended December 31, 2007. During 2007, each director attended at least 75% of the aggregate of the regular meetings of the Board of Directors and meetings of the committees of the board on which he served. The Company did not hold an annual meeting during 2007. In connection with our initial public offering and with respect to other matters relating to the Company, our directors discharged their responsibilities throughout 2007, not only at such Board of Directors and committee meetings, but through personal meetings and communications with members of management and others.

Director Independence

The Company periodically reviews the independence of each director. Pursuant to this review, the directors and officers of the Company, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors, officers and the Company (including immediate family and affiliates). If any transactions or relationships exist, the Company then considers whether such transactions or relationships are inconsistent with a determination that the director is independent in accordance with the listing standards of the American Stock Exchange. Pursuant to this process, the board of directors has determined that Messrs. Abramowitz, Arnold, Lutin and Schreiber qualify as independent directors.

Board Committees

We have established an Audit Committee consisting of Mr. Arnold, who chairs the committee, and Messrs. Lutin and Schreiber, all of whom we believe qualify as “independent directors” under the American Stock Exchange rules. The American Stock Exchange listing standards define “financially literate” as being able to read and understand financial statements, including a company’s balance sheet, income statement and cash flow statement. The Audit Committee is governed by a written charter, available in the Corporate Governance section of the Company’s website which can be accessed from the Company’s homepage at http//www.gulfstreamair.com by selecting “Corporate Governance,” which must be reviewed, and amended if necessary, on an annual basis. Under the charter, the Audit Committee is required to meet at least four times a year and is responsible for reviewing the independence, qualifications and quality control procedures of our independent auditors, and is responsible for recommending the initial or continued retention, or a change in, our independent auditors. In addition, the Audit Committee is required to review and discuss with the Company’s management and independent auditors our financial statements and our annual and quarterly reports, as well as the quality and effectiveness of the Company’s internal control procedures and critical accounting policies. The Audit Committee’s charter also requires the Audit Committee to review potential conflict of interest situations, including transactions with related parties, and to discuss with the Company’s management other matters related to the Company’s external and internal audit procedures. The Audit Committee will adopt a pre-approval policy for the provision of audit and non-audit services performed by our independent auditors. We believe Mr. Arnold is a “financial expert” as defined under the Securities and Exchange Act of 1934 and as required by the American Stock Exchange. The Audit Committee held one meeting in 2007.

We have also established a Compensation Committee consisting of Mr. Schreiber, who chairs the committee, and Messrs. Abramowitz and Lutin, all of whom we believe qualify as “independent directors” under the American Stock Exchange rules. The Compensation Committee is governed by a written charter, available in the Corporate Governance section of the Company’s Website which can be accessed from the Company’s homepage at http://www.gulfstreamair.com by selecting “Corporate Governance.” The Compensation Committee is responsible for making recommendations to the board of directors regarding compensation arrangements for our executive officers, including annual bonus compensation, and consults with our management regarding compensation policies and practices. The Compensation Committee also makes recommendations concerning the adoption of any compensation plans in which management is eligible to participate, including the granting of stock options or other benefits under those plans. The Compensation Committee did not hold any meetings in 2007.

We have also established a Nominating and Corporate Governance Committee consisting of Mr. Lutin, who chairs the committee, and Messrs. Arnold and Abramowitz, all of whom we believe qualify as “independent directors” under the American Stock Exchange rules. The Nominating and Corporate Governance Committee is governed by a written charter, available in the Corporate Governance section of the Company’s Website which can be accessed from the Company’s homepage at http://wwwgulfstreamair.com by selecting “Corporate Governance.” The Nominating and Corporate Governance Committee submits to the board of directors a proposed slate of directors for submission to the stockholders at our annual meeting, recommends director candidates in view of pending additions, resignations or retirements, develops criteria for the selection of directors, reviews suggested nominees received from stockholders and reviews corporate governance policies and recommends changes to the full board of directors. The Nominating and Corporate Governance Committee did not hold any meetings in 2007.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the board of directors candidates to serve as members of the board of directors. The Nominating and Corporate Governance Committee has not adopted specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the board of directors, but rather each nominee is individually evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the board of directors.

The Nominating and Corporate Governance Committee will consider candidates submitted from a variety of sources (including, without limit, incumbent directors, stockholders, Company management and third-party search firms) when reviewing candidates to fill vacancies and/or expand the board of directors. The committee will then evaluate each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the board of directors. The committee will seek to identify and recruit the best available candidates, and will endeavor to evaluate qualified stockholder nominees on the same basis as those submitted by members of the board of directors, third-party search firms or other sources.

After completing this process, the committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The committee chair, or another director designated by the committee chair, will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the full committee. All such interviews will be held in person, to the extent possible, and will include only the candidate and the committee members. Based upon interview results and appropriate background checks, the committee will decide whether it will recommend the candidate’s nomination to the full board of directors.

The committee may, in its discretion, choose, from time to time, to use additional resources (including independent third-party search firms) if it determines that such resources could enhance a particular director search.

Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312:

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Stockholder’s name, number of shares owned, length of period held, and proof of ownership;

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Name, age and address of candidate;

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A detailed resume describing among other things the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

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A supporting statement which describes the candidate’s reasons for seeking election to the board of directors, and documents his/her ability to serve on the board of directors;

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Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of directors;

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A description of any arrangements or understandings between the stockholder and the candidate;

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Any other information that would be useful to the committee in considering the candidate; and

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A signed statement from the candidate, confirming his/her willingness to serve on the board of directors.

The Corporate Secretary will forward such materials to the committee chair and the Chairman of the Board. The Corporate Secretary will also maintain copies of such materials for future reference by the committee when filling board of directors’ positions.

Stockholders may submit potential director candidates at any time pursuant to these procedures. The committee will consider such candidates if a vacancy arises or if the board of directors decides to expand its membership, and at such other times as the committee deems necessary or appropriate. Separate procedures apply, as provided in the Bylaws, if a stockholder wishes to submit at an annual meeting a director candidate that is not approved by the committee or the board of directors. See “STOCKHOLDER PROPOSALS” beginning on page 20.

Process by Which Security Holders May Send Communications to the Board of Directors

The board of directors believes it is important for holders of our securities to be able to send written communications to the board of directors and is in the process of preparing and adopting a policy regarding the submission of such communications. Until such policy is formally adopted, any stockholder wishing to send communications to the board of directors should send the written communication and the following information to our Corporate Secretary, Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312:

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stockholder’s name, number of shares of Common Stock owned, length of period held, and proof of ownership;

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name, age, business and residential address of stockholder; and

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any individual director or committee to which the stockholder would like to have the written statement and other information sent.

The Corporate Secretary, or his or her designee, will collect and organize all of such stockholder communications as he or she deems appropriate and, at least once each year, forward these materials to the Chairman of the Board, any committee chair or individual director. The Corporate Secretary may refuse to forward material which he or she determines in good faith to be scandalous, threatening or otherwise inappropriate for delivery. The Corporate Secretary will also maintain copies of such materials.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Gulfstream International Group, Inc. (the “Committee”) is composed of three directors who, in the judgment of the board of directors, meet the independence requirements of the American Stock Exchange rules. The Committee operates under a charter adopted by the board of directors. The primary function of the Audit Committee is to assist the board of directors in its oversight of our financial reporting processes. Management is responsible for our financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of our financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Committee submits the following report pursuant to the SEC rules:

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The Committee has reviewed and discussed with management and with Rotenberg Meril Solomon Bertiger & Guttilla, the Company’s independent registered public accounting firm, the audited financial statements of the Company for the year ended December 31, 2007 (the “Financial Statements”).

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Rotenberg Meril Solomon Bertiger & Guttilla has advised the management of the Company and the Committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements.

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The Committee has received from Rotenberg Meril Solomon Bertiger & Guttilla the written disclosures and the letter required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed Rotenberg Meril Solomon Bertiger & Guttilla’s independence with them.

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Based upon the aforementioned review, discussions and representations of Rotenberg Meril Solomon Bertiger & Guttilla, and the unqualified audit opinion presented by Rotenberg Meril Solomon Bertiger & Guttilla on the Financial Statements, the Committee recommended to the board of directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

Gary P. Arnold, Chairman
Barry S. Lutin
Richard R. Schreiber

The Report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Mr. Abramowitz, Mr. Schreiber and Mr. Lutin, none of whom are employees or current or former officers of the Company, and none of whom had any relationship with the Company required to be disclosed under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.” None of the Company’s Compensation Committee members and none of the Company’s executive officers have a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation of our chief executive officer and certain of our other executive officers during the year ended December 31, 2007. In 2006 and until January 29, 2007, when we hired Mr. Brown, Mr. Hackett served as our Chief Financial Officer. We refer to these persons as the “named executive officers” elsewhere in this proxy statement.

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
David F. Hackett	2007	$ 132,000	$37,400	$179,300	―	$14,500	$363,200
Chief Executive Officer and President	2006	$ 126,300	$39,200	$ 77,500	―	$11,400	$254,400
Thomas P. Cooper	2007	$ 98,100	$19,400	$ 8,900	―	$13,800	$140,200
Senior Vice President, Legal Affairs	2006	$ 90,000	$22,500	―	―	$10,700	$123,200
Paul A. Stagias	2007	$ 85,000	$ 8,100	―	―	$ 2,400	$ 95,500
President, Gulfstream Training Academy	2006	$ 59,800	$ 3,000	―	―	$ 3,600	$ 66,400
Thomas L. Cooper	2007	$100,000	―	―	―	$ 8,600	$108,600
Chief Executive Officer, Gulfstream International Airlines	2006	$105,800	$ 5,700	―	―	$ 7,600	$119,100
Robert M. Brown	2007	$142,700	―	$ 26,700	―	$ 8,700	$178,100
Chief Financial Officer	2006	―	―	―	―	―	―

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(1)

Reflects options awarded under our Stock Incentive Plan. These options vest and become exercisable in 20% increments starting on the grant date and 20% on each anniversary of the grant date, except that all of Mr. Hackett’s unvested options as of December 14, 2007 were accelerated based on the Company’s completion of its initial public offering of common stock. These amounts represent the financial reporting expense recognized by the Company in 2006 and 2007 in accordance with SFAS 123R, and not the amounts that may be eventually realized by the named executive officers.

Agreements with Named Executive Officers

David F. Hackett – On March 14, 2006, Mr. Hackett and our wholly-owned subsidiary, Gulfstream International Airlines, Inc. (“Gulfstream”), entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Hackett is to serve as President of Gulfstream for an initial term of two years, subject to automatic one-year extensions absent mutual amendment of the terms or termination by either party as set forth therein. Mr. Hackett is entitled to a base salary of $132,000 (as increased to reflect increases in the consumer price index and at the discretion of the board of directors) and a quarterly bonus equal to 1.75% during the first year of the initial term and 2.25% for subsequent years of Gulfstream’s annual pre-tax income which amount is paid quarterly on a trailing twelve month basis, as determined by the board of directors and excluding non-recurring gains and losses. In the event of Mr. Hackett’s death during the term of the agreement, Mr. Hackett’s salary and incentive bonus will be paid to his designated beneficiary, estate or other legal representative for six months following his death. In the event of Mr. Hackett’s disability during the term of the agreement, Mr. Hackett will be entitled to receive no less than six months’ salary and incentive bonus following such disability. This disability payment is in addition to other long-term disability benefits provided by us to Mr. Hackett. For the purposes of this agreement, “disability” is deemed to have occurred if Mr. Hackett is unable by reason of sickness, disease or accident to substantially perform his duties under the agreement for an aggregate of six months in any one-year period, or if he has a guardian of his person or estate appointed by a court.

Upon termination of the agreement without “cause” by Gulfstream, Mr. Hackett will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and compensation in the form of base salary and incentive bonus payments for one year thereafter. For the purposes of this agreement, “cause” is defined as (i) repeated failure or refusal to reasonably cooperate with a governmental investigation of Gulfstream; (ii) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to Gulfstream; (iii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iv) engaging in a criminal enterprise involving moral turpitude; (v) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (vi) any loss of any state or federal license required for Mr. Hackett to perform his material duties or responsibilities for Gulfstream; or (vii) any material breach of the employment agreement by Mr. Hackett.

Mr. Hackett has the right to terminate the agreement upon 30 days notice for one year after any change in control. Our obligations to make payments to Mr. Hackett following such a termination are described more fully in “Potential Payments Upon Termination or Change In Control,” beginning on page 15. Pursuant to his employment agreement, Mr. Hackett agrees to a covenant not to compete during the term of the agreement and for a period of one year thereafter in the territory of Florida, the Bahamas and portions of Cuba. Mr. Hackett also agrees to maintain the confidentiality of certain information in certain circumstances.

Thomas P. Cooper

On August 7, 2003, Mr. Thomas P. Cooper and Gulfstream entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Cooper serves as Senior Vice President, Legal Affairs, or such other position as the board of directors of Gulfstream determines, for an initial term of three years, subject to automatic one-year extensions absent mutual amendment of the terms or termination by either party as set forth therein. Mr. Cooper is entitled to a base salary of $98,100 (as increased to reflect increases in the consumer price index or at the discretion of the board of directors of Gulfstream) and to a bonus equal to 1% of Gulfstream’s annual pre-tax income which amount is paid quarterly on a trailing twelve month basis, excluding non-recurring gains and losses. In the event of Mr. Cooper’s death during the term of the agreement; Mr. Cooper’s salary and incentive bonus will be paid to his designated beneficiary, estate or other legal representative for six months following his death. In the event of Mr. Cooper’s disability during the term of the agreement, Mr. Cooper will be entitled to receive no less than six months’ salary following such disability. This disability payment is in addition to other long-term disability benefits provided by us to Mr. Cooper. For the purposes of this agreement, “disability” is deemed to have occurred if Mr. Cooper is unable by reason of sickness, disease or accident to substantially perform his duties under the agreement for an aggregate of six months in any one year period, or if he has a guardian of his person or estate appointed by a court.

Upon termination of the agreement without “cause” by Gulfstream, Mr. Cooper will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and base salary for one year plus one month for each year of service with Gulfstream. For the purposes of this agreement, “cause” is defined as (i) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to Gulfstream; (ii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iii) engaging in a criminal enterprise involving moral turpitude; (iv) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (v) any loss of any state or federal license required for Mr. Cooper to perform his material duties or responsibilities for Gulfstream; or (vi) any material breach of the employment agreement by Mr. Cooper.

Mr. Cooper has the right to terminate the agreement upon 30 days notice for one year after any change in control. Our obligations to make payments to Mr. Cooper following such a termination are described more fully in “Potential Payments Upon Termination or Change In Control,” beginning on page 15. Pursuant to his employment agreement, Mr. Cooper agrees to a covenant not to compete during the term of the agreement and for a period of six months thereafter in the territory of Florida and the Bahamas (unless terminated without cause by the Gulfstream, in which case the noncompetition obligations of Mr. Cooper will end upon his termination). Mr. Cooper also agrees to maintain the confidentiality of certain information in certain circumstances.

Paul Stagias

On April 6, 2006, Mr. Stagias and the Academy entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Stagias serves as President of the Academy. The agreement has an initial term of two years, followed by automatic one-year extensions, unless otherwise terminated by either party. Mr. Stagias is entitled to a base salary of $85,000 and a quarterly bonus equal to 0.5% of the Academy’s gross student revenue plus 1.5% of operating income of the Academy. Subject to limited exceptions, this bonus is payable only if gross revenues of the Academy are equal to or greater than $800,000 dollars per quarter. In the event of Mr. Stagias’s death during the term of the agreement, Mr. Stagias’s salary and incentive bonus will be paid to his designated beneficiary, estate or other legal representative for two months following his death.

Upon termination of the agreement by the Academy without “cause,” Mr. Stagias will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and compensation for three months. For the purposes of this agreement, “cause” is defined as (i) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to the Academy; (ii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iii) engaging in a criminal enterprise involving moral turpitude; (iv) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (v) any loss of any state or federal license required for Mr. Stagias to perform his material duties or responsibilities for the Academy; or (vi) any material breach of the employment agreement by Mr. Stagias. Pursuant to this employment agreement, Mr. Stagias agrees to a covenant not to compete and non-disclosure provisions in certain circumstances.

Thomas L. Cooper

On March 14, 2006, Thomas L. Cooper and Gulfstream entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Cooper served as Chief Executive Officer of Gulfstream for an initial term of one year and currently serves as Chairman Emeritus of Gulfstream. Mr. Cooper consults with us, upon our request, about certain operational matters involving Gulfstream and manages our Cuban operation. His agreement is subject to automatic one-year extensions absent mutual amendment of the terms or termination by either party as set forth therein. Mr. Cooper is entitled to a base salary of $100,000 (as increased to reflect increases in the consumer price index or at the discretion of the Gulfstream board of directors). In the event of Mr. Cooper’s death during the term of the agreement, Mr. Cooper’s salary will be paid to his designated beneficiary, estate or other legal representative for six months following his death. In the event of Mr. Cooper’s disability during the term of the agreement, Mr. Cooper will be entitled to receive no less than six months’ salary following such disability. This disability payment is in addition to other long-term disability benefits provided by us to Mr. Cooper. For the purposes of this agreement, “disability” is deemed to have occurred if Mr. Cooper is unable by reason of sickness, disease or accident to substantially perform his duties under the agreement for an aggregate of six months in any one year period, or if he has a guardian of his person or estate appointed by a court.

Upon termination of the agreement without “cause” by Gulfstream, Mr. Cooper will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and base salary for six months thereafter. For the purposes of this agreement, “cause” is defined as (i) repeated failure or refusal to reasonably cooperate with a governmental investigation of Gulfstream; (ii) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to Gulfstream; (iii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iv) engaging in a criminal enterprise involving moral turpitude; (v) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (vi) any loss of any state or federal license required for Mr. Cooper to perform his material duties or responsibilities for Gulfstream; or (vii) any material breach of the employment agreement by Mr. Cooper.

Mr. Cooper has the right to terminate the agreement upon 30 days notice for one year after any change in control. Our obligations to make payments to Mr. Cooper following such a termination are described more fully in “Potential Payments Upon Termination or Change In Control.” Pursuant to this employment agreement, Mr. Cooper agrees to a covenant not to compete during the term of the agreement and for a period of three years thereafter in the territory of Florida, the Bahamas and portions of Cuba (unless terminated without cause by the Gulfstream, in which case the noncompetition obligations of Mr. Cooper pursuant to the employment agreement will end upon his termination). Mr. Cooper also agrees to maintain the confidentiality of certain of Gulfstream’s information in certain circumstances.

Employee Benefit Plans

Stock Incentive Plan. Our Stock Incentive Plan was adopted by our board of directors and approved by our stockholders in 2006. Our plan provides for the granting of incentive stock options, non-incentive stock options, SARs, cash-based awards, or other stock-based awards to those of our employees, directors or consultants who are selected by our board of directors. The plan authorizes 350,000 shares of our common stock to be issued under the plan. As of the date of this prospectus, we have awarded options to certain of our officers for an aggregate of 210,324 shares of our common stock. The compensation committee administers the plan.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of our high and low stock prices on a given determination date. The exercise price on the date of grant is determined from time to time by the board of directors in the case of non-qualified stock options. This price needs not be uniform for all recipients of non-qualified stock options and must not be less than 100% of the fair market value.

SARs granted under the plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The board of directors determines the exercise price of SARs. A SAR granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of our common stock on the exercise date over the exercise price per share, times the number of SARs exercised. A SAR granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of our common stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The board of directors may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of our common stock. These stock-based awards, in the discretion of the board of directors, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the board of directors may grant awards of cash, in values to be determined by the compensation committee. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the board of directors must alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the board of directors.

Options granted under the plan will vest as provided by the board of directors at the time of the grant. The board of directors may provide for accelerated vesting or termination in exchange for cash of any outstanding awards or the issuance of substitute awards upon consummation of a change in control, as defined in the plan. The currently outstanding options vest 20% on the date of grant and then ratable at 20% per year over the next four years. The options expire on the date determined by the board of directors but may not extend more than ten years from the grant date. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended. For the purposes of the plan, a “change in control” is defined as (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of § 13(d) or § 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of either the outstanding shares of our common stock or the combined voting power our outstanding voting securities entitled to vote generally in the election of directors, each as of the time the Stock Incentive Plan was entered into; or (ii) individuals who constituted the board of directors at the time the Stock Incentive Plan was entered into cease for any reason to constitute at least a majority of the board of directors, except for the election of any person who becomes a director subsequent to such date whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent board of directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors); or (iii) approval by our stockholders of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

The plan may be amended, altered, suspended or terminated by the administrator at any time. We may not alter the rights and obligations under any award granted before amendment of the plan without the consent of the affected participant. Unless terminated sooner, the plan will terminate automatically in 2016.

401(k) Plan. We established a 401(k) retirement savings plan in 1996. Each of our participating employees may contribute to the 401(k) plan, through payroll deductions, up to 50% on a pre-tax basis of his or her compensation, subject to limits imposed by federal law. Beginning on July 1, 2006, we matched 25% of the first 4% contributed by participants. We may make additional contributions to the 401(k) plan in amounts determined by our board of directors. Employees may elect to invest their contributions in various established mutual funds. All amounts contributed by employee participants are fully vested at all times. The amounts matched by the Company are vested 25% in the first year of employment, 50% in the second year of employment, 75% in the third year of employment, and 100% in and after the fourth year of employment. For the years ended December 31, 2006 and 2007, administrative expenses paid to our third-party provider related to the 401(k) plan were approximately $5,400 and $6,400, respectively.

Outstanding Equity Awards At Fiscal Year-End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David F. Hackett	104,324	—	—	$5.00	May 31, 2016
Robert. M. Brown	6,000	24,000	—	$5.00	January 26, 2017
Thomas P. Cooper	2,000	8,000	—	$5.00	January 26, 2017
Thomas L. Cooper	—	—	—
Paul A. Stagias	—	—	—

Potential Payments Upon Termination Or Change-In-Control

The named executive officers are entitled to payments upon termination or change-in-control as set forth in their respective employment agreements, with the exception of Robert Brown. The board of directors provides payments to named executive officers upon termination or change of control in order to give them some degree of financial protection in the event of certain events occurring. The payments to which each named executive officer is eligible is roughly proportionate to such named executive officer’s level of total compensation.

Payments Made Upon Termination

In the event that a named executive officer’s employment terminates for reasons of voluntary termination, early retirement, involuntary not-for-cause termination, termination following a change of control of the Company and in the event of disability or death of the executive, he is entitled to receive amounts earned during his term of employment. Such amounts include:

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quarterly bonus earned for any completed fiscal quarter for Mr. Hackett and Mr. Thomas P. Cooper;

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vested options awarded under our Stock Incentive Plan;

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vested amounts contributed under our 401(k) plan; and

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pay in lieu of unused vacation.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, each named executive officer is entitled to certain benefits as described in their employment agreements described in “Agreements with Named Executive Officers.” The Company does not maintain a disability plan.

Payments Made Upon a Change in Control

Change in Control of the Company

In the event of a change in control of the Company, the board of directors or a committee thereof may provide for accelerated vesting or termination of any outstanding stock options issued under the Stock Incentive Plan in exchange for a cash payment, or the issuance of substitute awards to substantially preserve the terms of any option awards previously granted under the Stock Incentive Plan. A description of the events giving rise to a “change in control” for purposes of the Stock Incentive Plan is set forth in “Executive Compensation — Employee Benefit Plans — Stock Incentive Plan” on page 14.

Change in Control of Gulfstream

Pursuant to the employment agreements between the Company and each named executive officer, with the exception of Robert Brown, we are obligated to make certain payments to such executive if his employment is terminated following a change in control of Gulfstream (as defined below) (other than termination by Gulfstream for cause or by reason of death or disability) or if he terminates his employment within one year after the occurrence of a change in control of Gulfstream, as follows:

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continued payment of base salary and incentive bonus payments, in the case of Mr. Hackett one year following termination of the executive’s employment, in the case of Mr. Thomas L. Cooper six months following termination of the executive’s employment and in the case of Mr. Thomas P. Cooper one year following termination of executive’s employment plus one additional month for each year of service to the Company; and

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continued medical and life insurance benefits for the balance of the initial term of the applicable employment agreement.

Generally, pursuant to the agreements, a “change in control” of Gulfstream means a change in control (A) as set forth in Section 280G of the Internal Revenue Code; or (B) of a nature that would be required to be reported in response to Item 2.01 of a current report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act, as in effect on the date of the relevant agreement, including upon any of the following:

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any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the executive is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then having the right to vote as elections of directors;

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the individuals who at the effective date of the applicable employment agreement constitute the board of directors cease for any reason to constitute a majority thereof, unless the election, or nomination for election, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then in office who were directors at the effective date of the applicable employment agreement;

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there is a failure to elect a majority of the board of directors from candidates nominated by management of the Company to the board of directors; or

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the business of Gulfstream for which the executive’s services are principally performed is disposed of by Gulfstream pursuant to a partial or complete liquidation of Gulfstream, a sale of assets (including stock of a subsidiary of Gulfstream) or otherwise.

A change in control is deemed not to have occurred on either of the following circumstances:

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where all or any portion of the stock of Gulfstream is offered through an initial or subsequent public offering; and/or

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where the executive gives his explicit written waiver stating that for the purposes of the relevant portions of his employment agreement, a change in control shall not be deemed to have occurred.

In the event that the executive’s employment is terminated for any reason other than cause within one year following an “attempted change in control,” the executive shall be entitled to the same benefits and compensation as though he was terminated in the year following a change in control. An “attempted change in control” is deemed to have occurred if any substantial attempt, accompanied by significant work efforts and expenditures of money, is made to accomplish a change in control, whether or not such attempt is made with the approval of a majority of the board of directors.

DIRECTORS’ COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill level required by the Company with respect to members of the board of directors.

Compensation for our directors in 2007 was as follows:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Thomas A. McFall (2)	—	—	—	—	—	—	—
Gary P. Arnold	—	—	—	—	—	—	—
Daniel H. Abramowitz	$20,000	—	$4,400	—	—	—	$24,400
David F. Hackett (1)	—	—	—	—	—	—	—
Douglas E. Hailey (2)	—	—	—	—	—	—	—
Barry S. Lutin	—	—	—	—	—	—	—
Richard R. Schreiber	$20,000	—	$4,400	—	—	—	$24,400

———————

(1)

Mr. Hackett is not compensated for his service as a director. Our compensation of Mr. Hackett as President and Chief Executive Officer is disclosed in the Summary Compensation Table above.

(2)

Mr. McFall and Mr. Hailey chose to forego compensation for service as directors prior to the IPO.

Following our IPO in December 2007, each director receives an annual fee of $20,000. Each director receives an additional $5,000 for each committee on which he serves as Chairman per year, $3,000 for each committee on which he serves as a member (but not as a Chairman) per year and $500 for each meeting such director attends that is not in conjunction with a regularly scheduled meeting of the board of directors. We reimburse members of our board for travel related expenditures related to their services to us. Each director will also be entitled to participate in our Stock Incentive Plan. It is expected that new directors will be granted options on the date that they begin service exercisable at the then-current market value.

Limitation of Liability and Indemnification

Our bylaws provide that we have the power to indemnify our directors, officers and employees against claims arising in connection with their actions in such capacities. We currently have a directors’ and officers’ liability insurance policy that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. We believe that these indemnification and liability provisions are essential to attracting and retaining qualified persons as officers and directors.

In addition, our certificate of incorporation provides that the liability of our directors for monetary damages relating to breach of fiduciary duty will be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. Each director will continue to be subject to liability for any breach of the director’s duty of loyalty to us, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for unlawful stock purchases or redemptions and for any transaction from which the director derived an improper personal benefit. This provision does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

We have entered into separate indemnification agreements with each of our directors and officers. Under these agreements, we are required to indemnify against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, in connection with any actual, or any threatened, proceeding if any of them may be made a party because he or she is or was one of our directors or officers. We are obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we are obligated to pay these amounts only if the officer or director had no reasonable cause to believe that his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification under such agreements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2007, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our common stock or any member of such persons immediate families had or will have a direct or indirect material interest other than the transactions described below.

The Nominating and Corporate Governance Committee has responsibility for establishing and maintaining guidelines relating to any related party transactions between the Company and any of our officers or directors. Under our Code of Ethics, which can be accessed from our homepage at http://www.gulfstreamair.com by selecting “Corporate Governance,” any conflict of interest between a director or officer and the Company must be referred to the Nominating and Corporate Governance Committee for approval. The Company intends to adopt written guidelines for the Nominating and Corporate Governance Committee which will set forth the requirements for review and approval of any related party transactions.

The transactions reported in the following sections “—Management Services Agreement,”“— Property Lease,” “— Cuba Operations,” “— Indemnification and Employment Agreements,” and “— Other Services” were not entered into pursuant to a formal policy of the Company regarding related party transactions. Each transaction below was entered into prior to our IPO in December 2007.

Management Services Agreement

On March 14, 2006, we entered into a management services agreement with Weatherly Group, LLC (“Weatherly”), one of the entities which formed us for the purpose of acquiring Gulfstream and the Academy. Under this agreement, Weatherly agreed to provide advisory and management services to us in consideration of an annual management fee of $200,000, payable in monthly installments of $16,667, and financial advisory fees based on a formula if we merge with or acquire another company. The agreement expires on March 13, 2011. Mr. McFall, a director of the Company, serves as chairman of Weatherly and Mr. Hailey, another director of the Company, serves as a principal of Weatherly.

We believe that the management service fees we have negotiated are normal and customary. However, because we did not attempt to negotiate with any unrelated third party to provide such management services, we can provide no assurances that these fees are at least as favorable as those we could have negotiated with an unrelated third party in an arms’ length transaction.

Underwriter’s Agreement

Taglich Brothers, Inc. (“Taglich”) served as underwriter in our initial public offering pursuant to an underwriting agreement dated December 13, 2007. Pursuant to the underwriting agreement, Taglich received fees totaling $588,800, and warrants to purchase up to 64,000 shares of our common stock. Mr. Hailey, one of our directors, was issued a warrant to purchase up to 19,250 shares of our common stock, as a Managing Director of Taglich. The warrants are exercisable during the four-year period commencing on December 17, 2008 at a price per share equal to $9.60 and allow for cashless exercise. The warrants provide for registration rights, including a one-time demand registration right and unlimited piggyback registration rights, and customary anti-dilution provisions for stock dividends, splits, and recapitalizations.

Property Lease

We lease the Gulfstream and Academy headquarters from EYW Holdings, Inc., an entity controlled in part by Thomas L. Cooper, the former Chief Executive Officer and current Chairman Emeritus of Gulfstream, and Thomas P. Cooper, an officer of Gulfstream, for a combined rent of approximately $33,000 per month. This corresponds to a price per square foot of approximately $24.29, which was consistent with lease rates for comparable commercial space at the time this arrangement was entered into.

Cuba Operations

GAC, a related company which is owned by Thomas L. Cooper, the former Chief Executive Officer and current Chairman Emeritus of Gulfstream, operates charter flights between Miami and Havana.

Pursuant to a services agreement between Gulfstream and GAC dated August 8, 2003 and amended on March 14, 2006, Gulfstream provides use of its aircraft, flight crews, the Gulfstream name, insurance, and service personnel, including passenger, ground handling, security, and administrative. Gulfstream also maintains the financial records for GAC. Pursuant to the March 14, 2006 amended agreement, Gulfstream receives 75% of the net income generated by GAC’s Cuban charter operation. Prior to March 14, 2006, Gulfstream received all of the net income generated up to a cumulative total of $1 million, and then 75% thereafter.

Income provided under the service agreement amounted to $836,000 for 2007 and as of December 31, 2007, GAC owed Gulfstream $640,000.

This profit-sharing arrangement resulted from arms’ length negotiations with the principal selling stockholder in connection with our acquisition of Gulfstream and the Academy.

Other Services

We lease equipment and obtain consulting services from entities controlled by Thomas L. Cooper and Thomas P. Cooper, our Senior Vice President of Legal Affairs and Secretary. The amount paid during 2007 was approximately $114,000.

Indemnification and Employment Agreements

Our bylaws provide that we may indemnify our directors, officers and employees against claims arising in connection with their actions in such capacities. We currently have a directors’ and officers’ liability insurance policy that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. We believe that these indemnification and liability provisions are essential to attracting and retaining qualified persons as officers and directors. We have also entered into employment agreements with our named executive officers. See “Agreements with Named Executive Officers.”

We have entered into indemnification agreements with our directors and executive officers. Under these agreements, we are required to indemnify them against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, in connection with any actual, or any threatened, proceeding if any of them may be made a party because he or she is or was one of our directors or officers. We are obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we are obligated to pay these amounts only if the officer or director had no reasonable cause to believe that his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification under such agreements.

In addition, our certificate of incorporation provides that the liability of our directors for monetary damages will be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. Each director will continue to be subject to liability for any breach of the director’s duty of loyalty to us, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for unlawful stock purchases or redemptions and for any transaction from which the director derived an improper personal benefit. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees. The aggregate fees for professional services rendered by Rotenberg Meril Soloman Bertiger & Guttilla, P.C. for the audit of the Company’s financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2007 were approximately $230,000. In addition, the Company incurred fees of approximately $705,000 in connection with the initial public offering that became effective in December 2007.

Audit-Related Fees. There were no audit-related fees paid to, or services rendered by Rotenberg Meril Soloman Bertiger & Guttilla, P.C. in 2007 and 2006.

Tax Fees. There were no fees paid to, or services rendered by, Rotenberg Meril Soloman Bertiger & Guttilla, P.C. for tax compliance or tax consulting in 2007 and 2006.

All Other Fees. There were no other fees paid to, or services rendered by, Rotenberg Meril Soloman Bertiger & Guttilla, P.C. in 2007 and 2006.

Policy Regarding Pre-Approval of Services Provided by the Independent Auditors

The Audit Committee Charter requires the committee’s pre-approval of all services, both audit and permitted non-audit, to be performed for the Company by the independent auditors. In determining whether proposed services are permissible, the committee considers whether the provision of such services is compatible with maintaining auditor independence. As part of its consideration of proposed services, the committee may (i) consult with management as part of the decision making process, but may not delegate this authority to management, and (ii) delegate, from time to time, its authority to pre-approve such services to one or more committee members, provided that any such approvals are presented to the full committee at the next scheduled Audit Committee meeting.

The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2007 that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

STOCKHOLDER PROPOSALS

The Company’s amended and restated bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not more than 120 days or less than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders, or between February 9, 2009 and March 11, 2009 in the case of the 2009 annual meeting. However, if no annual meeting was held in the previous year or if the annual meeting is called for a date that is not within 30 days before or after the anniversary date, notice by the stockholder must be received before the close of business on the 10th day after the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. The Company’s amended and restated bylaws specify the requirements for the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

Stockholder proposals intended to be presented at the 2009 annual meeting must be received at the Company’s principal executive office no later than February 9, 2009, in order to be included in the Company’s proxy statement and proxy relating to that meeting. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

CODE OF ETHICS

The Company has a Code of Ethics and Business Conduct Policy (“Code of Ethics”) that applies to all of its directors, officers, and employees, including its senior financial officers. A copy of the Code of Ethics is available in the Corporate Governance section of the Company’s website, which can be accessed from the homepage at http://www.gulfsteamair.com by selecting “Corporate Governance.” We will post any amendments to the Code of Ethics in the same section of the Company’s website.

OTHER MATTERS

Management intends to bring before the meeting only the matters specifically described above and knows of no other matters to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of management on such matters or motions, including any matters dealing with the conduct of the meeting.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the meeting. The Company are requesting that brokerage houses, banks, custodians, nominees and fiduciaries forward the proxy material to beneficial owners and their reasonable expenses of forwarding will be reimbursed by us. Solicitation will be made by mail and also may be made personally or by telephone, facsimile or other means by the Company’s officers, directors and employees, without special compensation for the solicitation.

By Order of the Board of Directors

Robert M. Brown
Chief Financial Officer

ANNUAL MEETING OF STOCKHOLDERS OF

GULFSTREAM INTERNATIONAL GROUP, INC.

June 9, 2008

Please complete, date, sign and mail

your proxy card in the envelope provided as soon as possible.

Ú Please detach along perforated line and mail in the envelope provided Ú

_____________________________________________________________________________________________

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. ELECTION OF DIRECTORS: To elect as directors for one-year terms expiring at the Company’s next annual meeting.		2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ FOR ALL NOMINEES	NOMINEES:
☐ Gary P. Arnold
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ David F. Hackett
☐ Douglas E. Hailey
☐ Barry S. Lutin
☐ FOR ALL EXCEPT (see instruction below)	☐ Thomas A. McFall
☐ Richard R. Schreiber

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold, as shown here: ☒

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

GULFSTREAM INTERNATIONAL GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 9, 2008

This Proxy is solicited on behalf of the Board of Directors of Gulfstream International Group, Inc.

The undersigned stockholder(s), revoking all prior proxies, hereby appoint(s) Thomas A. McFall and David F. Hackett, or either of them, the true and lawful attorneys-in-fact, agents and as proxies for the undersigned, with full power of substitution, to act and to vote all of the common stock of Gulfstream International Group, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on Monday, June 9, 2008, at 11:00 a.m., or at any adjournment or adjournments thereof. The proxies are directed to vote as instructed on the matters set forth on this card and all other matters at their discretion which may properly come before the meeting. The matters listed on the reverse side were proposed by the Company. The undersigned acknowledges that he/she has received a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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